UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 27, 2003



                                SEACOR SMIT INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                        1-12289                 13-3542736
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


             11200 RICHMOND, SUITE 400
                   HOUSTON, TEXAS                                  77082
     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (281) 899-4800




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9.   REGULATION FD DISCLOSURE.

           Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of SEACOR SMIT Inc., dated February 27, 2003, announcing SEACOR SMIT Inc.'s financial results for the fourth quarter and fiscal year ended December 31, 2002.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SEACOR SMIT INC.

Date: February 27, 2003           By: /s/ Randall Blank
                                      -----------------------------------------
                                  Name: Randall Blank
                                  Title: Executive Vice President Finance,
                                         Chief Financial Officer and Secretary

                                  EXHIBIT INDEX



            EXHIBIT NO.                               DESCRIPTION
            -----------                               -----------

                99.1                   Press Release dated February 27, 2003.